UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 29, 2012

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road		48034-8339
Southfield, Michigan
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   248-353-2700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 29, 2012, Credit Acceptance Corporation (the “Company”, “we”, “our”, or “us”) entered into a $201.3 million asset-backed non-recourse secured financing (the “Financing”).  Pursuant to this transaction, we contributed loans having a net book value of approximately $251.7 million to a wholly-owned special purpose entity, Credit Acceptance Funding LLC 2012-1 (“Funding 2012-1”), which transferred the loans to a trust, which issued three classes of notes:

Note Class	Amount	Average Life	Price	Interest Rate
A	$161,500,000	2.45 years	99.98851%	2.20%
B	$39,750,000	3.10 years	99.98367%	3.12%
C	$95,146	3.21 years	-	-

The Class C Note does not bear interest and is being retained by us.

The Financing will:
•	Have an expected annualized cost of approximately 2.8% including the initial purchasers’ fees and other costs;
•	Revolve for 24 months after which it will amortize based upon the cash flows on the contributed loans; and
•	Be used by us to repay outstanding indebtedness.

We will receive 6.0% of the cash flows related to the underlying consumer loans to cover servicing expenses.  The remaining 94.0%, less amounts due to dealer-partners for payments of dealer holdback, will be used to pay principal and interest on the notes as well as the ongoing costs of the Financing.  The Financing is structured so as not to affect our contractual relationships with our dealer-partners and to preserve the dealer-partners’ rights to future payments of dealer holdback.

The notes have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report on Form 8-K does not and will not constitute an offer to sell or the solicitation of an offer to buy the notes.

The parties to this transaction are the Company, as servicer, Credit Acceptance Auto Loan Trust 2012-1, as issuer (the “Trust”), Funding 2012-1, as seller, and Wells Fargo Bank, National Association, as trust collateral agent, indenture trustee and backup servicer.

The Financing creates loans for which the Trust is liable and which are secured by all the assets of the Trust. Such loans are non-recourse to the Company, even though the Trust, Funding 2012-1 and the Company are consolidated for financial reporting purposes.  Except for the servicing fee and payments due to dealer-partners, if the Financing is amortizing, the Company does not have any rights in any portion of such collections until all outstanding principal, accrued and unpaid interest, fees and other related costs have been paid in full.  If the Financing is not amortizing, Funding 2012-1 may be entitled to retain a portion of such collections provided that the borrowing base requirements of the Financing are satisfied.  However, in its capacity as servicer of the loans, the Company does have a limited right to exercise a “clean-up call” option to purchase loans from Funding 2012-1 and/or the Trust under certain specified circumstances.  Alternatively, when the Trust’s underlying indebtedness is paid in full, either through collections or through a prepayment of the indebtedness, the Trust is to pay any remaining collections over to Funding 2012-1 as the sole beneficiary of the Trust.  The collections will then be available to be distributed to the Company as the sole member of Funding 2012-1.

The Financing may be accelerated upon the occurrence of an “indenture event of default.”  An “indenture event of default” includes: a default by the Trust in the payment of interest or principal when due; any breach of covenant or any material breach of representation or warranty that is not cured within the specified time following notice; the occurrence of certain bankruptcy or insolvency events involving the Trust or Funding 2012-1; the failure of cumulative collections on the transferred assets to be more than a threshold percentage of cumulative projected collections for three consecutive collection periods; a transfer by Funding 2012-1 of its ownership of the Trust (other than as permitted by the transaction documents); the failure of Funding 2012-1 to observe in any material respect any of its limited purpose covenants after giving effect to notice and grace periods; the failure of the indenture trustee to have a valid and perfected first priority security interest in a material portion of the Trust’s property if such failure has not been cured within ten business days; the Issuer becoming an investment company within the meaning of the Investment Company Act of 1940; and the cessation of any transaction document to be in full force and effect.

The terms and conditions of this transaction are set forth in the agreements attached hereto as Exhibits 4.66 through 4.71, which agreements are incorporated herein by reference.

On March 29, 2012, we issued a press release regarding the Financing, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.66	Indenture dated as of March 29, 2012, between Credit Acceptance Auto Loan Trust 2012-1 and Wells Fargo Bank, National Association.

4.67	Sale and Servicing Agreement dated as of March 29, 2012, among the Company, Credit Acceptance Auto Loan Trust 2012-1, Credit Acceptance Funding LLC 2012-1, and Wells Fargo Bank, National Association.

4.68	Backup Servicing Agreement dated as of March 29, 2012, among the Company, Credit Acceptance Funding LLC 2012-1, Credit Acceptance Auto Loan Trust 2012-1, and Wells Fargo Bank, National Association.

4.69	Amended and Restated Trust Agreement dated as of March 29, 2012, between Credit Acceptance Funding LLC 2012-1 and U.S. Bank Trust National Association.

4.70	Sale and Contribution Agreement dated as of March 29, 2012, between the Company and Credit Acceptance Funding LLC 2012-1.

4.71
Amended and Restated Intercreditor Agreement dated March 29, 2012, among the Company, CAC Warehouse Funding Corporation II, CAC Warehouse Funding III, LLC, CAC Warehouse Funding LLC IV, Credit Acceptance Funding LLC 2012-1, Credit Acceptance Funding LLC 2011-1, Credit Acceptance Funding LLC 2010-1, Credit Acceptance Auto Loan Trust 2012-1, Credit Acceptance Auto Loan Trust 2011-1, Credit Acceptance Auto Loan Trust 2010-1, Fifth Third Bank, as agent, Wells Fargo Bank, National Association, as agent, Bank of Montreal, as agent and Comerica Bank, as agent.

99.1	Press Release dated March 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: April 4, 2012	By:	/s/ Douglas W. Busk
Douglas W. Busk
Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
4.66	Indenture dated as of March 29, 2012, between Credit Acceptance Auto Loan Trust 2012-1 and Wells Fargo Bank, National Association.
4.67	Sale and Servicing Agreement dated as of March 29, 2012, among the Company, Credit Acceptance Auto Loan Trust 2012-1, Credit Acceptance Funding LLC 2012-1, and Wells Fargo Bank, National Association.
4.68	Backup Servicing Agreement dated as of March 29, 2012, among the Company, Credit Acceptance Funding LLC 2012-1, Credit Acceptance Auto Loan Trust 2012-1, and Wells Fargo Bank, National Association.
4.69	Amended and Restated Trust Agreement dated as of March 29, 2012, between Credit Acceptance Funding LLC 2012-1 and U.S. Bank Trust National Association.
4.70	Sale and Contribution Agreement dated as of March 29, 2012, between the Company and Credit Acceptance Funding LLC 2012-1.
4.71
Amended and Restated Intercreditor Agreement dated March 29, 2012, among the Company, CAC Warehouse Funding Corporation II, CAC Warehouse Funding III, LLC, CAC Warehouse Funding LLC IV, Credit Acceptance Funding LLC 2012-1, Credit Acceptance Funding LLC 2011-1, Credit Acceptance Funding LLC 2010-1, Credit Acceptance Auto Loan Trust 2012-1, Credit Acceptance Auto Loan Trust 2011-1, Credit Acceptance Auto Loan Trust 2010-1, Fifth Third Bank, as agent, Wells Fargo Bank, National Association, as agent, Bank of Montreal, as agent and Comerica Bank, as agent.

99.1	Press Release dated March 29, 2012.